SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 19, 2002



                          CAMBRIDGE ENERGY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Nevada                         0-24493                     59-3380009
---------------------------         -----------              -------------------
(State or other jurisdiction        (Commission                 (IRS Employer
 of incorporation)                  File Number)             Identification No.)




            215 South Riverside Drive, Suite 12, Cocoa, Florida 32922
           ----------------------------------------------------------
                    (Address of principal executive offices)



                                  321-636-6165
               --------------------------------------------------
               Registrant's telephone number, including area code




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

     (i) Turner Stone & Company has been dismissed on August 6, 2002, which was effective through the interim period ended December 31, 2001.

     (ii) principal accountants report for either of the past two years has not contained an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii)The decision to change accountants was recommended by the Board of Directors.

     (iv) During the most two most recent fiscal years and subsequent interim periods, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (v) Michael F. Cronin, Certified Public Accountant has been engaged as the Registrant's Certifying Accountant as of August 7, 2002.




Item 7. Financial Statements and Exhibits

         Exhibit 16 -  Letter from Turner, Stone and Company





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


                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Cambridge Energy Corporation


                                        By:/s/ Perry D. West
                                        ________________________________
                                         Perry D. West
                                         Chairman and Chief Executive Officer


Date: August 19, 2002






























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